FILED # C15354-00

JUN 0 2 2000

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

ARTICLES OF INCORPORATION
OF
TRANS-PACIFIC GROUP, INC.

* * * * *

I, the undersigned, for the purpose of forming a corporation under the general corporation laws of the State of Nevada, to do business within the State of Nevada, do make and file these Articles of Incorporation hereby declaring and certifying that the facts stated are true:

ARTICLE I
NAME

The name of the corporation is;

TRANS-PACIFIC GROUP, INC.

ARTICLE II
DURATION

The duration of this corporation shall be perpetual, unless sooner dissolved in accordance with applicable statutes.

ARTICLE III
RESIDENT AGENT AND REGISTERED OFFICE

Section 3.01 Resident Agent. The name and address of the resident agent for service of process is: Corporate Capital Formation, Inc., 2921 N. Tenaya Way, Suite 216, Las Vegas, Nevada 89128.

Section 3.02 Registered Office. The address of its registered office is: 2921 N. Tenaya Way, Suite 216, Las Vegas, Nevada 89128.

Section 3.03 Other Offices. The corporation may also maintain offices for the transaction of any business at such other places within or without the State of Nevada as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of the directors and stockholders held outside the State of Nevada with the same effect as if in the State of Nevada.

ARTICLE IV
SHARES OF STOCK

The amount of the total authorized capital stock of the corporation is Twenty-five Million (25,000,000) Shares with a par value of $0.001 per share.

All such shares shall be designated as Common Stock. The authorized Common Stock may be issued from time to time without action by the stockholders. The Common Stock may be issued for such consideration as may from time to time be fixed by the Board of Directors.

The Board of Directors may issue such shares of Common Stock in one or more series, at such price and in such numbers of each series with such voting powers, designations, preferences, and rights or qualifications or restrictions thereof as shall be stated in the resolution or resolutions adopted by them.

ARTICLE V
DIRECTORS

Section 5.01 Governing Board. The members of the governing board of the corporation shall be styled as directors.

Section 5.02 Initial Board of Directors. The initial Board of Directors shall consist of one member, as follows:

Roger G. Coleman
5271 W. Pioneer Av., #203
Las Vegas, NV 89146

This individuals shall serve as directors until his successor(s) shall have been elected and qualified.

Section 5.03 Change in Number of Directors. The number of specific or total directors may be increased or decreased by a duly adopted amendment to the By-laws of the corporation.

ARTICLE VI
INCORPORATOR

The name and address of the incorporator is: Roger Coleman, 2921 N. Tenaya Way, Suite 216, Las Vegas, Nevada 89128.

ARTICLE VII
DIRECTORS' AND OFFICERS' LIABILITY

A director or officer of the corporation shall not be personally liable to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the payment of distributions in violation of NRS 78.300. Any repeal or modification of this Article by stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation for acts or omissions prior to such repeal or modification.

ARTICLE VIII
INDEMNITY

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he, or a person of whom he is a legal representative, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines, and amounts paid or to be paid in settlement), reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of

competent jurisdiction that he is not entitled to be indemnified by the corporation. Such right shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and , without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-law agreement, vote of stockholder, provision of law or otherwise, as well as their rights under this Article.

Without limiting the application of the foregoing, the Board of directors may adopt by-laws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as director or officer of another corporation, or as a representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

ARTICLE IX
AMENDMENTS

This corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation or its By-laws, in the manner now or hereafter prescribed by statute or by these Articles of Incorporation or said By-laws, and all rights conferred upon the stockholders are granted subject to this reservation.

ARTICLE X
POWERS OF DIRECTORS

In furtherance, and not in limitation, of the powers conferred by statute, the Board of Directors is expressly authorized:

(1) Subject to the By-laws, if any, adopted by the stockholders, to make, alter or repeal the By-laws of the corporation;

(2) To authorize and cause to be executed mortgages and liens, with or without limit as to amount, upon real or personal property of the corporation;

(3) To authorize the guaranty by the corporation of securities, evidences of indebtedness and obligations of other persons, corporations and business entities;

(4) To set apart out of any of the funds of the corporation available for dividends a reserve for any purpose and to abolish any such reserve; and

(5) by resolution adopted by a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation, which, to the extent provided in the resolution or in the by-laws of the corporation, shall have and may exercise the powers of the Board of Directors in the management of the business affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the By-laws of the corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

All corporate powers of the corporation shall be exercised by the Board of Directors except as otherwise provided herein or by law.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th, May, 2000.

Roger Coleman, Incorporator

ACKNOWLEDGMENT

STATE OF NEVADA)
) ss
COUNTY OF CLARK)

On this May 24, 2000, personally appeared before me, a Notary Public, Roger Coleman, who acknowledged that he executed the foregoing document.

NOTARY PUBLIC
STATE OF NEVADA
County of Clark
Darlene Kay Sandri
Appt. No.99-49989-1
My Appt. Expires Dec. 16, 2002

NOTARY PUBLIC

FILED # C15354-00

JUN 0 2 2000

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

CERTIFICATE OF ACCEPTANCE
BY
RESIDENT AGENT

In the matter of Love Concepts, Inc.

I, Roger Coleman, in my capacity as an officer of Corporate Capital Formation, Inc., a Nevada Corporation in good standing, hereby state that on May 24th, 2000, I accepted on behalf of said Corporate Capital Formation, Inc. the appointment as Resident Agent for the above named business entity.

The street address of the resident agent and registered office in this state is as follows:

Corporate Capital Formation, Inc.
2921 North Tenaya Way
2nd Floor, Suite 216
Las Vegas, NV 89128

Roger Coleman, for
Corporate Capital Formation, Inc.

5/24/2000
Date

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20050065914-32
Dean Heller Secretary of State State of Nevada	Filing Date and Time 03/16/2005 1:30 PM
	Entity Number C15354-2000

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.

Trans-Pacific Group, Inc
Name of merging entity
Nevada — **Jurisdiction**
Corporation — **Entity type ***

777 Sports Entertainment, Corp.
Name of merging entity
Nevada — **Jurisdiction**
Corporation — **Entity type ***

Name of merging entity
Jurisdiction
Entity type *

Name of merging entity
Jurisdiction
Entity type *

and,

777 SPORTS ENTERTAINMENT, CORP.
Name of surviving entity
Nevada — **Jurisdiction**
Corporation — **Entity type ***

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn: Jake Zhang

c/o: 13351 Commerce Court Parkway
Suite 1268
Richmond BC
Canada V6V 2X7

3) (Choose one)

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

Important., Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Trans-Pacific Group, Inc
Name of merging entity, if applicable

777 Sports Entertainment Corp.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

Important. Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):** ________

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

Important. Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)***

(If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):

TRANS-PACIFIC GROUP, INC.
Name of merging entity

Signature	Title	Date
[signature]	President	15 March 200

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

777 SPORTS ENTERTAINMENT, CORP.
Name of surviving entity

Signature	Title	Date
[signature]	President	15 March 200

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

3/7

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Correction

(PURSUANT TO NRS 78,78A, 80, 81, 82, 84, 86, 87, 58, 88A, 89 and 92A)

Filed in the office of	Document Number
Dean Heller Secretary of State State of Nevada	00000082954-58
	Filing Date and Time 03/23/2005 4:00 PM
	Entity Number C15354-2000

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 and 92A)

1. The name of the **entity** for which correction is being made:

TRANS-PACIFIC GROUP, INC FILE C15354-2000

2. Description of the original document for which correction is being made:

ARTICLES OF MERGER FILE C2714-1997

3. Filing date of the original document for which correction is being made: 16 MARCH 2005

4. Description of the inaccuracy or defect.

Articles of Merger incorrectly state that 777 SPORTS ENTERTAINMENT, CORP is the surviving entity. The filing should be for TRANS-PACIFIC GROUP, INC to be the surviving entity and will do business as 777 Sports Entertainment Corp..

5. Correction of the inaccuracy or defect.

Please: effect a record change in C2714-1997 to reflect that the company status will show "Merge dissolved on 3/17/2005"

and

effect a record change in C15354-2000 to reflect that the company status will show "Merge In"

and effect a change in C15354-2000 to reflect that the corporate name will be "777 Sports Entertainment, Corp."

6. Signature:

Authorized Signature	Title *	Date
[signature]	President	22 March 2005

*If entity is a Corporation, it must be signed by an Officer if stock has been issued, OR an Incorporator or Director if stock has not been issued; a Limited -Liability Company, by a manager or managing members; a Limited Partnership or Limited-Liability Limited Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a Business Trust, by a Trustee.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Filed in the office of	Document Number 20050296780-09
Dean Heller Secretary of State State of Nevada	Filing Date and Time 07/28/2005 12:56 PM
	Entity Number C15354-2000

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: FILE # C 15354-2000.
777 SPORTS ENTERTAINMENT CORP.

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE 4 IS AMENDED FROM;

The amount of the total authorized capital stock of the corporation is Twenty Five Million (25,000,000) shares with a par value of $0.001 per share.

TO:

The amount of the total authorized stock of the corporation is One Hundred Million (100,000,000) shares with a par value of $0.001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing (optional): (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): ______________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
	20070773790-82
Ross Miller	Filing Date and Time
Secretary of State	11/13/2007 9:30 AM
State of Nevada	Entity Number
	C15354-2000

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

777 Sports Entertainment, Corp.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:

100,000,000 common shares with a par value of $0.001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

200,000,000 common shares with a par value of $0.001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

N/A

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

N/A

7. Effective date of filing (optional): 10/30/07

(must not be later than 90 days after the certificate is filed)

8. Officer Signature: X [signature] President & CEO

Signature Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the office of	Document Number 20080605603-90
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/11/2008 11:40 AM
	Entity Number C15354-2000

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

777 SPORTS ENTERTAINMENT, CORP,.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

COMMON SHARES AUTHORIZED TWO HUNDRED MILLION (200,000,000) AT PAR VALUE $0.001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

COMMON SHARES AUTHORIZED TWO HUNDRED MILLION (200,000,000) AT PAR VALUE $0.001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

COMMON SHARES TO BE CONSOLIDATED TO FIFTY SIX THOUSAND AND EIGHTY SIX SHARES (56,086) BEFORE ROUNDING ADJUSTMENTS

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Shareholders who hold fractional shares on conversion of .50 or more will receive shares rounded to next highest full number shareholders holding .49 shares or less will be reduced to next lowest full number

7. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X

Signature of Officer

President.

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CONSENT RESOLUTION:

777 SPORTS ENTERTAINMENT, CORP.,

WHEREAS, the undersigned are the directors of 777 Sports Entertainment, Corp., and they desire to take the action hereinafter set forth without a duly called meeting of the Directors.

NOW THEREFORE, the undersigned hereby adopt the following resolution which shall have the same force and effect as if adopted as a duly called meeting of the Directors.

RESOLVED THAT:

The company effect a share consolidation on the following terms.:

The corporation common shares are outstanding as of 1 August 2008 in the amount of One Hundred and Twelve Million One Hundred and Seventy One Thousand Six Hundred and Ninety Five shares. (112,171,695) the company will complete a share consolidation of outstanding issued common shares on the following basis:

(1) Each existing shareholder will receive One (1) new share for each Two Thousand (2,000) old shares held. Shareholders who hold fractional share holdings on conversion, will be increased to the next higher full number if the share holdings convert to half (.50) of a share and will be reduced to the next lower full number if the conversion indicates a partial share holding of less the half (.50) Subject to rounding, the converted shares issued and outstanding will therefore be Fifty Six Thousand & Eighty Six (56,086) common shares. The Company will request a new CUSIP number and complete the necessary filings with the Nevada Secretary of State to effect the stock consolidation at a date approved by the transfer agent and the appropriate regulatory agency.

EFFECTIVE THIS 30th DAY OF AUGUST 2008.

Jordan Wangh

Richard Fesiuk.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	00002029386-70
	Filing Date and Time 09/26/2008 12:20 PM
	Entity Number C15354-2000

Certificate to Accompany Restated Articles or Amended and Restated Articles

(PURSUANT TO NRS)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation
(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

777 SPORTS ENTERTAINMENT, CORP.,

2. The articles are being ☐ Restated or ☒ Amended and Restated (check only one). Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on ______ . The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒ The entity name has been amended.

☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)

☐ The purpose of the entity has been amended.

☐ The authorized shares have been amended.

☐ The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☐ Articles have been added.

☐ Articles have been deleted.

☒ Other. The articles or certificate have been amended as follows (provide article numbers, if available):

Article 1 is amended from: The name of the Corporation is 777 Sports Entertainment, Corp.,
to:
Article 1: The name of the Corporation is NT MINING CORPORATION

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

777 SPORTS ENTERTAINMENT, CORP.,

Minutes of meeting of the Shareholders held at the office of the Company in Richmond, B.C. on 23rd day of September 2008

A MEETING OF THE SHAREHOLDERS of 777 Sports Entertainment, Corp., was held on the 23rd September 2008 at 3:00PM

Present:

Directors;	Jordan Wangh and Richard Fesiuk
Shareholders;	David Chow and Tommy Tse
Proxy Holder;	Robert Hughes, representing a Corporate Shareholder

The Meeting was called to order at 3:00 PM and with the consent of those present Jordan Wangh was appointed Chairman and Richard Fesiuk accepted the position of Secretary.

Richard Fesiuk undertook a brief tally of those present in person and by Proxy and declared a quorum present and opened the meeting for business.

The Chairman called the meeting to order and read the letter to shareholder dated 12th August 2008 that had been circulated and explained the reasons behind the actions proposed to be taken at this meeting. After a brief discussion the following actions were taken.

UPON MOTION BEING MADE IT WAS

RESOLVED that the shareholders confirm the actions of the director's in divesting the company of all gaming operations following the untimely passing of James Po ho Cheung in December 2007.

UPON MOTION BEING MADE IT WAS

RESOLVED that the shareholders confirm directors actions in completing a stock consolidation (reverse split) of one (1) new share for each Two thousand shares (2,000) presently outstanding (*effected and confirmed by the Nevada Secretary of State on the 11 day of September 2008*).

UPON MOTION BEING MADE IT WAS

RESOLVED that the shareholders confirm a change of name to **NT Mining Corporation** to return the company to its original business direction.

The three Resolutions passed with 65.4958% of those present voting in favor.

The Chairman then discussed the present financial condition of the company and plans for the future. One item discussed was the large loan balances outstanding to several investors for several years (arising from funds advanced to the company to fund the Gaming operation start-up costs). It was noted by a shareholder that in the past the company had satisfied creditors and settled some debt through the issue of capital stock. A suggestion was made to the Chairman that he consider attempting to clear the large loan balances in a similar manner, the Chairman advised that he would contact the creditors and see what he could do.

Their being no further business, the meeting was adjourned at 3:50 PM

Richard Fesiuk, Director & Secretary

DATED AT Richmond B.C. the 24th day of September 2008.

090301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20090870335-77
	Filing Date and Time 12/18/2009 4:54 PM
	Entity Number C15354-2000

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

NT Mining Corporation

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

200,000,000 with a par value of $ 0.001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

400,000,000 with a par value of $ 0.001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

2

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

No provision

7. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X

Signature of Officer

President & CEO

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20120661747-96
	Filing Date and Time 09/26/2012 1:20 PM
	Entity Number C15354-2000

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:

NT MINING CORPORATION

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

400,000,000 COMMON SHARES - PAR VALUE $0.001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

500,000,000 COMMON SHARES - PAR VALUE $0.001
1,000,000 PREFERRED SHARES - PAR VALUE $0.01

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

NONE

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

NONE

7. Effective date and time of filing: (optional) Date: SEPT 25, 2012 Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X

Signature of Officer

PRESIDENT

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20130107778-46
Ross Miller Secretary of State State of Nevada	Filing Date and Time 02/19/2013 8:00 AM
	Entity Number C15354-2000

Certificate of Amendment
(PURSUANT TO NRS 78.380)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporation
(Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

NT MINING CORPORATION ENTITY# C15354-2000

2. The articles have been amended as follows: (provide article numbers, if available)

THE CERTIFICATE OF INCORPORATION TO BE AMENDED BY CHANGING ARTICLES 1(ONE) TO READ AS FOLLOWS: THE NAME OF THE CORPORATION IS SANWIRE CORPORATION (reservation#20130044821-45 filed 1/23/2013).

COMPANY IS CONDUCTING A 50-1 REVERSE ON THE ISSUED AND OUTSTANDING COMMON STOCK ONLY.

COMPANY TO INCREASE THE AUTHORIZED OF COMMON STOCK FROM 500,000,000 TO 750,000,000 POST REVERSE AND TO CHANGE THE PAR VALUE OF THE **see attached

3. The undersigned declare that they constitute **at least two-thirds** of the following:

(check only one box) ☐ incorporators ☒ board of directors

4. Effective date and time of filing: (optional) Date: Immediate Time:

(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures: (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X [signature]
Authorized Signature

X [signature]
Authorized Signature

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Certificate of Amendment to Articles of Incorporation

Entity #c15354-2000 - NT MINING CORPORATION

Continued:

common shares to $0.00001
Preferred shares are to remain the same 1,000,000 at a par value of $0.01

Effective date of filing immediate

Authorized Signature

Authorized Signature

NT MINING CORPORATION

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

NT MINING CORPORATION

January 10, 2013

A majority of the shareholders of NT MINING CORPORATION (the "Company"), representing 39,400,000 shares of the total, in aggregate totaling 66,596,826 issued and outstanding shares have taken action by written consent to approve an amendment to our Articles of Incorporation, which amendment will:

1. Amend the Company's Articles of Incorporation, Article 1, to change the name of the Company to SANWIRE CORPORATION.
2. To authorize the Company to conduct a 50-for-1 reverse stock split of all of its issued and outstanding common stock. All fractional shares will be rounded up to the nearest whole share and there will be mandatory exchange of old shares into new shares.
3. To authorize the Company to increase its Authorized shares to 750,000,000 common shares post reverse stock split at par value $0.00001.

Shareholders of record at the close of business on January 10, 2013 will be entitled to notice of this shareholder action by written consent.

Since these actions have been approved by the holders of greater than 50%, the required majority of the outstanding shares of our voting stock, no proxies were or are being solicited. We anticipate that the name change and the reverse split will become effective on or after March 8, 2013.

NT Mining Corporation

Carman Parente
President and Director

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NT MINING CORPORATION

MINUTES OF SPECIAL MEETING OF HELD JANUARY 10, 2013

At a special meeting of a majority of the shareholders of the corporation, resolutions were duly adopted setting forth the following amendments of the Certificate of Incorporation, declaring said amendments and other corporate actions to be advisable.

1. Resolved that the Certificate of Incorporation be amended by changing Articles 1 (one) so that as amended, said Article shall be and read as follows:

   The name of the Corporation is SANWIRE CORPORATION

2. Resolved that the Company be authorized to conduct a 50 – 1 reverse stock split of all of the issued and outstanding common stock. All fractional shares will be rounded up to the nearest whole share and there will be mandatory exchange of old shares into new shares.

3. Resolved that the Company's increase its Authorized shares to 750,000,000 common shares post reverse stock split at par value $0.00001.

The number of shares of the corporation outstanding at the time of the adoption of the foregoing was about 66,596,826 and the number of shares entitled to vote were the same.

The number of shares consenting to the action was 39,400,000. The shareholders consenting to the action represented a majority of the issued and outstanding shares.

Shareholders of record at the close of business on January 10, 2013 be entitled to written notice of this consent shareholder action. Since the holders of the required majority of the voting shares outstanding approved the action, no proxies were solicited. We anticipate that the above-adopted actions will become effective on or after March 8, 2013.

Shareholders representing over 50% of the issued and outstanding shares of NT Mining Corporation approved the above resolutions, attesting their approval by applying their authorized signature opposite the number of shares held.

List of voting shareholders confirming the above action

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class	SIGNATURES
Naiel Kanno Ste 41, 5900 Muir Dr, Richmond, BC V6V 2Y2	15,000,000	22.52%	
Atrypa Gold Corp Attn: Richard Fesiuk Ste. 280 – 13071 Vanier Place Richmond, BC V6C2J1	3,000,000	4.50%	
Capcora Investment Corp Attn: Jordan Wangh Ste. 280 – 13071 Vanier Place Richmond, BC V6C2J1	3,000,000	4.50%	

Capital Mercantile S.A Attn: Andrew Godfrey Ste. 404, Coney Drive, Belize City, Belize	10,000,000	15.02%	
Richard Fesiuk Ste. 280 – 13071 Vanier Place Richmond, BC V6C2J1	1,200,000	1.80%	
Jordan Wangh Ste. 280 – 13071 Vanier Place Richmond, BC V6C2J1	1,200,000	1.80%	
Chen Szu Ying 210 Lane 56 Sec 3, Kang Ming Rd, Taipei, Taiwan, ROC	4,000,000	6.01%	Szu-Ying Chen
Wang Shih Wei 5F No. 7 Lane 115 wen Lin St, Lin Kou, Taipei, Taiwan ROC	2,000,000	3.00%	Shih-Wei Wang

Total Number of Shares 39,400,000 shares for 59.16%

IN WITNESS WHEROF, said Directors of the corporation has caused this certificate to be signed this 10 day of January, 2013.

Carman Parente, President